UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 24, 2006

DUKE REALTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Indiana	0-20625	35-1898425
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

600 East 96th Street
Suite 100
Indianapolis, IN 46240

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code:  (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 1.01.             Entry Into a Material Definitive Agreement.

On July 21, 2006, Duke Realty Limited Partnership (the “Operating Partnership”), the operating partnership through which Duke Realty Corporation (the “Company”) operates its business, completed a solicitation of consents (the “Consents”) from the holders of those series of the Operating Partnership’s outstanding notes listed in the table below (collectively, the “Notes”), to approve amendments (the “Amendments”) to certain of the financial covenants contained in the Indenture, dated as of September 19, 1995 (as amended and/or supplemented to the date hereof, the “Indenture”), by and between the Operating Partnership and J.P. Morgan Trust Company, N.A. (as successor in interest to The First National Bank of Chicago), as the trustee (the “Trustee”), governing the Notes.

CUSIP No.	Outstanding Principal Amount	Security Description
264414AS2	$100,000,000	6.75% Notes due 2008
264414AT0	$125,000,000	6.8% Notes due 2009
26441YAC1	$150,000,000	7.75% Notes due 2009
26441YAE7	$175,000,000	5.25% Notes due 2010
26441YAD9	$175,000,000	6.95% Notes due 2011
264411AB5	$150,000,000	5.875% Notes due 2012
26441QAD6	$50,000,000	5.45% Notes due 2012
26441QAC8	$50,000,000	7.25% Notes due 2028

Following the Operating Partnership’s receipt and acceptance of sufficient Consents to approve the Amendments, the Operating Partnership entered into a Twentieth Supplemental Indenture, dated as of July 24, 2006 (the “Supplemental Indenture”), with the Trustee, to effect the Amendments.  The Amendments changed certain of the financial covenants in the Indenture to make them consistent with corresponding covenants included in each series of the Operating Partnership’s notes issued on or after May 22, 2003, and had the following effect: (i) changed the limit on Total Outstanding Debt from 55% to 60% of the Adjusted Total Assets, (ii) reduced the ratio of Consolidated Income Available for Debt Service to the Annual Service Charge from 2.0 to 1.0 to 1.5 to 1.0, and (iii) reduced in the percentage of Total Unencumbered Assets from 185% to 150% the aggregate principal amount of our Unsecured Debt.  Capitalized terms used in the immediately preceding clauses (i) through (iii) have the meanings ascribed to them in the Indenture.

The Indenture was filed with the Securities and Exchange Commission (the “Commission”) on September 22, 1995 as Exhibit 4.1 to the Company’s Current Report on Form 8-K.  Pursuant to General Instruction F to the Commission’s Form 8-K, a conformed copy of the Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K (this “Report”) and is incorporated into this Item 1.01 by this reference.  The above description of the terms of the Indenture and the Supplemental Indenture is qualified in its entirety by reference to the previously filed Indenture and the conformed copy of the Supplemental Indenture filed as Exhibit 4.1 to this Report.

Item 9.01.              Financial Statements and Other Exhibits

This Report is incorporated by reference into the Operating Partnership’s registration statement on Form S-3 (Registration Statement No. 33-61361) (the “Registration Statement”), under the Securities Act of 1933, as amended, and, as such, the Operating Partnership is filing the exhibit to this Report to cause it to be incorporated by reference into the Registration Statement as an exhibit thereto.   By filing this Report, and the exhibit hereto, however, the Operating Partnership does not believe that any of the information set forth herein or in the exhibit hereto represents, either individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

Exhibit Number	Description
4.1

Twentieth Supplemental Indenture, dated as of July 24, 2006, by and between Duke
Realty Limited Partnership and J.P. Morgan Trust Company, National Association
(successor in interest to The First National Bank of Chicago).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY LIMITED PARTNERSHIP

By:	Duke Realty Corporation, its sole General Partner

	By:	/s/ Matthew A. Cohoat
		Name:	Matthew A. Cohoat
		Title:	Executive Vice President and Chief Financial Officer

Date:  July 27, 2006